Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-1
                             Payment Date 12/26/2000

Servicing Certificate
Beginning Pool Balance                                            204,423,262.45
Beginning PFA                                                      68,292,737.55
Ending Pool Balance                                               208,113,382.41
Ending PFA Balance                                                 64,602,617.59
Principal Collections                                               7,524,571.82
Principal Draws                                                    11,214,691.78
Net Principal Collections                                                      -
Active Loan Count                                                          9,212

Current Month Repurchases - Units                                              -
Current Month Repurchases - Dollars                                            -


Interest Collections                                                1,052,307.49

Weighted Average Net Loan Rate                                          8.87600%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.82625%

Term Notes                                                          Amount         Factor
----------                                                          ------         ------
Beginning Balance                                                 272,716,000.00  1.0000000
Ending Balance                                                    272,716,000.00  1.0000000
Principal                                                                      -  0.0000000
Interest                                                            1,396,220.70  5.1196875
Interest Shortfall                                                          0.00  0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                         0.00%


Certificates                                                                0.00



Beginning Overcollateralization Amount                                      0.00
Overcollateralization Amount Increase (Decrease)                      471,932.91
Outstanding Overcollateralization Amount                              471,932.91
Overcollateralization Target Amount                                 4,090,740.00

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                   Number    Percent
                                                                         Balance  of Loans  of Balance
Delinquent Loans (30 Days)                                            766,820.62    40       0.37%
Delinquent Loans (60 Days)                                             22,500.00     1        0.01%
Delinquent Loans (90+ Days) (1)                                                -     0        0.00%
Foreclosed Loans                                                               -     0        0.00%
REO                                                                         0.00     0        0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard     Fraud    Bankruptcy
Beginning Amount                                                            0.00       0.00       0.00
Current Month Loss Amount                                                   0.00       0.00       0.00
Ending Amount                                                                  -          -          -

Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                   1,229,716.25
Withdraw relating to Collection Period                                824,070.87
Interest Earned (Zero, Paid to Funding Account)                             0.00
Total Ending Capitalized Interest Account Balance as of               405,645.38
Payment Date
Interest earned for Collection Period                                     417.24
Interest withdrawn related to prior Collection Period                       0.00

Funding Account
Beginning Funding Account Balance                                              -
Deposit to Funding Account                                            471,932.91
Payment for Additional Purchases                                               -
Ending Funding Account Balance as of Payment Date                     471,932.91
Interest earned for Collection Period                                          -
Interest withdrawn related to prior Collection Period                          -

Prefunding Account
Beginning Balance                                                  68,292,737.55
Additional Purchases during Revolving Period                                0.00
Excess of Draws over Principal Collections                        (3,690,119.96)
Total Ending Balance as of Payment Date                            64,602,617.59
Interest earned for Collection Period                                  23,174.88
Interest withdrawn related to prior Collection Period                       0.00

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
Total Ending Reserve Account Balance as of current Payment                  0.00
Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00



       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE4 Class A-2
                             Payment Date 12/26/2000

Servicing Certificate
Beginning Pool Balance                                             44,643,286.32
Beginning PFA                                                      14,640,713.68
Ending Pool Balance                                                45,093,662.84
Ending PFA Balance                                                 14,190,337.16
Principal Collections                                               2,741,599.30
Principal Draws                                                     3,191,975.82
Net Principal Collections                                                      -
Active Loan Count                                                            831

Current Month Repurchases - Units                                              -
Current Month Repurchases - Dollars                                            -


Interest Collections                                                  241,255.61

Weighted Average Net Loan Rate                                          8.24867%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.86125%

Term Notes                                                          Amount         Factor
----------                                                          ------         ------
Beginning Balance                                                  59,284,000.00  1.0000000
Ending Balance                                                     59,284,000.00  1.0000000
Principal                                                                      -  0.0000000
Interest                                                              305,071.76  5.1459375
Interest Shortfall                                                          0.00  0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                         0.00%


Certificates                                                                0.00



Beginning Overcollateralization Amount                                      0.00
Overcollateralization Amount Increase (Decrease)                      111,308.66
Outstanding Overcollateralization Amount                              111,308.66
Overcollateralization Target Amount                                   889,260.00

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                   Number    Percent
                                                                         Balance  of Loans  of Balance
Delinquent Loans (30 Days)                                             81,300.00     3        0.18%

Delinquent Loans (60 Days)                                                     -     0        0.00%
Delinquent Loans (90+ Days) (1)                                                -     0        0.00%
Foreclosed Loans                                                               -     0        0.00%
REO                                                                         0.00     0        0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard     Fraud    Bankruptcy
Beginning Amount                                                            0.00       0.00       0.00
Current Month Loss Amount                                                   0.00       0.00       0.00
Ending Amount                                                                  -          -          -

Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                     263,201.38
Withdraw relating to Collection Period                                176,983.71
Interest Earned (Zero, Paid to Funding Account)                             0.00
Total Ending Capitalized Interest Account Balance as of                86,217.67
Payment Date
Interest earned for Collection Period                                      89.30
Interest withdrawn related to prior Collection Period                       0.00

Funding Account
Beginning Funding Account Balance                                              -
Deposit to Funding Account                                            111,308.66
Payment for Additional Purchases                                               -
Ending Funding Account Balance as of Payment Date                     111,308.66
Interest earned for Collection Period                                          -
Interest withdrawn related to prior Collection Period                          -

Prefunding Account
Beginning Balance                                                  14,640,713.68
Additional Purchases during Revolving Period                                0.00
Excess of Draws over Principal Collections                          (450,376.52)
Total Ending Balance as of Payment Date                            14,190,337.16
Interest earned for Collection Period                                   4,968.27
Interest withdrawn related to prior Collection Period                       0.00

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
Total Ending Reserve Account Balance as of current Payment                  0.00
Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00


